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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): September 7, 1997


                               Cylink Corporation
             (Exact name of Registrant as Specified in its Charter)


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
         California                    0-27742                      95-3891600
(State or Other Jurisdiction    (Commission File No.)    (IRS Employer Identification No.)
      of Incorporation)
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   910 Hermosa Court, Sunnyvale, California                        94086
   (Address of Principal Executive Offices)                     (Zip Code)


                                  (408)735-5800
              (Registrant's Telephone Number, Including Area Code)








                                Page 1 of 4 Pages
                         Exhibit Index Located on Page 4

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                      INFORMATION TO BE INCLUDED IN REPORT


Item 2.  Acquisition or Disposition of Assets.

                  On September 8, 1997, Registrant acquired all of the outstanding shares of Algorithmic Research, Ltd., a limited liability company organized under the laws of the State of Israel ("ALR") and Algart Holdings Ltd., a limited liability company organized under the laws of the State of Israel ("Holdings") pursuant to that certain Stock Purchase Agreement, dated September 7, 1997 (the "Purchase Agreement") among Registrant, ALR and A.R. Data Security Ltd., a limited liability company organized under the laws of the State of Israel ("Parent"). Parent owned all of the outstanding shares of Holdings, which had no material assets other than certain shares of ALR, and Holdings, in combination with Parent, owned all of the outstanding shares of ALR. The consideration for this stock purchase was $40,686,972 in cash and 2,593,169 shares of Registrant's capital stock. As additional consideration, holders of options to purchase shares of Parent received $2,500,226 in cash and 409,641 options to purchase shares of Registrant's capital stock. In addition, Registrant agreed to pay up to $1,901,230 in investment banking fees, legal and other professional advisory fees incurred by Parent and ALR in connection with the transaction. The amount and type of consideration was determined on the basis of negotiations between Registrant and Parent and their management and professional advisors. The source of the funds used for the cash portion of the purchase price was Registrant's cash reserves.

                  As part of the stock purchase, Registrant entered into a Seller's Agreement, dated September 8, 1997 (the "Seller's Agreement") with Parent and the shareholders of Parent ("Parent Shareholders"), which provides for certain restrictions on the sale of Registrant's Common Stock by Parent and Parent Shareholders, which in part were imposed in order to effect compliance with Regulation S of the Commission with respect to the shares of Registrant's Common Stock issued in this stock purchase, and certain conditional registration rights in favor of Parent and the Parent Stockholders. Registrant and the Parent Shareholders further entered into that certain Parent Shareholders Indemnity Agreement, dated as of September 8, 1997, pursuant to which the Parent Shareholders agreed to indemnify Registrant as to certain matters pertaining to ALR.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                  (a) Financial Statements of Businesses Acquired. The audited financial statements of ALR and Holdings are not yet completed. The required audited financial statements will be filed with the Securities and Exchange Commission within 60 days after the filing of this report on Form 8-K.

                  (b) Pro Forma Financial Information. The unaudited pro forma financial information of Cylink Corporation and ALR and Holdings are not yet completed. The required unaudited pro forma information will be filed with the Securities and Exchange Commission within 60 days after the filing of this report on Form 8-K.

                  (c) Exhibits. The Exhibit Index appearing on page 5 hereof is hereby incorporated herein by reference.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

                  The 2,593,169 shares of Registrant's Common Stock issued and sold in connection with the transaction described in Item 2 above were issued in a nonunderwritten sale pursuant to Regulation S under the Securities Act of 1933, as amended. With respect to the information required pursuant to Item 701 of Regulation S-K, the description of the transaction set forth in Item 2 above is hereby incorporated herein by reference.

                                       2
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               CYLINK CORPORATION




                                 By  /s/ John H. Daws
                                     -------------------------------------
                                     John H. Daws
                                     Vice President and Chief Financial Officer


Date:  September 17, 1997





                                       3


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                                                       EXHIBIT INDEX


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                                                                                                        Sequentially
      Exhibit                                         Description                                       Numbered Page
====================        =================================================================        ====================
        2.2                 Stock Purchase Agreement, dated as of September 7, 1997,                          5
                            between Registrant, A.R. Data Security Ltd. and Algorithmic
                            Research Ltd.

        2.3                 Seller's Agreement, dated as of September 8, 1997, among
                            Registrant, A.R. Data Security Ltd., Algorithmic Research Ltd.,
                            Amos Fiat, Yossi Cohen, Yossi Tulpan, Koor Capital Markets and
                            Telrad Holdings Ltd.

        2.4                 Parent Shareholders Indemnity Agreement, dated as of
                            September 8, 1997 among Registrant, A.R. Data Security Ltd.,
                            Amos Fiat, Yossi Cohen, Yossi Tulpan, Koor Capital Markets and
                            Telrad Holdings Ltd.

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